                                                                    EXHIBIT 10.4

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

                                 NOTE: Cover letter- original document in Polish

Ministry of Communications
Department of Regulations and Development
Pl. Malachowskiego 2
00-940 Warszawa

                                                         Formus Polska Sp. z o.o
                                                             ul. Kopernika 28/25
                                                                 00-336 Warszawa

DRR-ZK-4501-537/2678/97                                              1997-Nov-03

     The Department of Regulation and Development of the Ministry of Communications informs that the Minister of Communications, after reviewing the application by "FORMUS POLSKA: Sp.z o.o. on October 31, 1997, decided to issue the concession to provide telecommunication services and the permission to deploy and use of the telecommunications equipment.

     One copy of the above concession Nr. 300/97/TI is attached.

                                                                        Director
                                       Department of Regulations and Development
                                                                (hand signature)
                                                            Wojciech Halka, Eng.


Notification to:
National Telecommunications and Postal Inspection ul. Obrzezna 7
02-691 Warzawa
(a copy of concession attached)

Telekomunikacja Polska S.A. (TP S.A.)
ul. Swietokrzyska 3
00-945 Warszawa
(without attachment)

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 2

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

                            National Seal of Poland
                               Republic of Poland
                           Minister of Communications

                            CONCESSION Nr. 300/97/TI
                     to provide telecommunications services

                                      and

                                   PERMISSION
                 to deploy and use telecommunication equipment

                             dated October 31, 1997

(new page #2)

                              In accordance with:
(listing of laws and regulations, listed below by Polish identifiers)
[ ] art. 104 par. 1 ust. dated June 14, 1960, Administrative Action Code
    (Dz.U. 19980 Nr. 9, poz. 26 with later changes),
[ ] art. 12; art. 14 ust. 1,2,3; art 14a ust. 2 pkt. 3; art. 15; art. 17, art.
    20a ust. 1,2,3 ust. dated Nov. 23, 1990, regarding communications (Dz.U. 1995, Nr. 117, poz. 564, changes Dz.U. 1996. Nr. 106, poz. 497 and Dz.U.
    1997, Nr. 43, poz. 272, Nr. 88 poz. 554, Nr. 106, poz. 675 and Dz.U.
    Nr. 121, poz. 770),

                                 after a review
of the application by "Formus Polska" Sp. z o.o. dated August 14, 1997 it is decided to issue
to "Formus Polska" a limited liability Company with its seat in Warsaw at Kopernika 28/25, called further Operator the concession
                    for providing telecommunication services
                                      and
                                 the permission
             to build/deploy and use a telecommunications network.

(new page #3)

1. Object of activity
Concession covers provisioning of:
(Operator is allowed by this concession to enter activities which include provisioning of)
a). services to access Internet network,
b). services of data transmission,
c). phone services

Permission covers deployment/building and use of telecommunication equipment and telecommunication network (assuring connectivity type point-point and point-multipoint) designated to

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 3

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

provide above listed telecommunication services as well as telecommunication lines interconnecting those equipment to the subscriber's equipment in the (geographical) area of activity.

2. THE AREA OF ACTIVITY
The (geographical) area of activity covered by this Concession and Permission is defined as a territory of the cities: Warsaw, Lodz, Gdansk, Gdynia, Sopot, Poznan, Wroclaw, Krakow, Szczecin, Bydgoszcz, and Katowice, as defined by their administrative borders existing on the day of issuing of these Concession and Permission.

3. SCOPE OF THE ACTIVITIES
3.1. Concession, together with Permission, covers deployment/installation and use of the data transmission network in the areas as specified in point 2, with a purpose of providing of services, as per listed by part 1a) and 1b) of this Concession and Permission, for any subscriber without limitations. Service named in 1a) will be implemented with use of networks of other authorized operators.

3.2. Concession covers provisioning of services as listed in 1c) through a network constructed accordingly to Permission, as stated in point 1, dedicated to a limited group of users, it means with a total number of subscriber termination points not higher than 1000, designated to serve:
-  business entities involved in financial and insurance services
- entities and branches of government administration (this provision is a very broad; it include any activity or enterprise owned or governed by the State, what spans a very broad range of industries due to a very limited privatization; this provision can be changed or expended by a simple administrative process to apply to any but specific group of users).

4. DATE OF COMMENCEMENT OF ACTIVITIES.
The date to commence the activity (business activity by the Operator) is the date of the date of acceptance of this Concession and Permission.

5. VALIDITY PERIOD FOR CONCESSION AND PERMISSION
Concession and Permission are issued for the period of 10 (ten) years, counting from the date of the delivery of this Concession and Permission. Operator can submit an application for an extension for a specified period as of six months before the expiration date of Concession and Permission.

(new page #4)

6. RIGHTS RESULTING FROM THE CONCESSION AND PERMISSION CAN NOT BE TRANSFERRED FROM OPERATOR TO ANY OTHER PARTY.

7. Operator's capital structure
7.1. "Formus Polska" limited liability Company has the initial investment capital in the amount of 5,000 PLN (five thousand polish zloty) which consists of 100 (hundred) shares of a nominal value of 100 PLN (hundred zloty) [NOTE: error by the Ministry] each.
Accordingly to the notary act dated August 01, 1997 - Reportorium A 14434/97 - prepared by the Notary Office in Warsaw, at ul. Dluga 31, the shares are owned by:
1. Formus International - Poland Inc.
with the seat in USA, State of Deleware Wilmington        49 shares or 49%
2. Elmedia Sp. z o.o. with the seat in Warsaw             51 shares or 51%

7.2 Operator is obligated to report to the Minister of Communication any case that a single shareholder has a share packet which entitles to over 10% of votes during the Shareholders Meeting of the Operator.

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 4

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

7.3. Operator is obligated to petition to the Minister of Communication, on behalf of any person (party) who intends to acquire shares or rights to shares of the Operator, for a permission to purchase shares or rights to shares as required by the Telecommunication Law, and pass the decision to the interested party.

7.4. Operator is obligated to inform the Minister of Communication about:
-termination of activities under provisions of Concession and Permission -occurrence of any of the following in relation to ""Formus Polska" Sp. z o.o.:
   a) petition to declare bankruptcy
   b) decision regarding dissolution of the company,
   c) change to status (Deed) of the Company,
   d) change of location,

The information about listed above events should be submitted in written in 14 days, after the date of the occurrence of a given event.

8. Detailed requirements regarding allowed activities are described in the Attachment to these Concession and Permission, which is the integral of Concession and Permission.

(new page #5)

                                 JUSTIFICATION

Considering the following:
     - an application by "Formus Polska" Sp. z o.o. dated August 14, 1997, for issuing a concession to provide telecommunication services and for a permission for deployment and use of the telecommunications equipment or network;
     - a copy of the notary act dated August 01, 1997, Company Deed for limited liability Company under the name "Formus Polska" Sp. z o.o. - Repertorium A 14435/97, issued by the Notary Office in Warsaw, at ul. Dluga 31 for Repertorium A 14435/97;
     - a copy of current commercial registration document for "Formus Polska" Sp. z o.o. issued on August 12, 1997, by the Regional Court for the City of Warsaw, Commercial Court Branch XVI Commercial-Register Court, Section B Nr. 51078;
     - a letter from "Formus Polska" Sp. z o.o. dated October 15, 1997, clarifying object and scope of the application;
     - a copy of the notary act dated May 19, 1997 Company deed, for limited liability Company under the name "ELMEDIA" Sp. z o.o. - Repertorium A 4123/97, issued by the Notary Office in Warsaw, at ul. Galczynskiego 4 for Repertorium A 4126/97;
     - a copy of current commercial registration document for "ELMEDIA" Sp.
z o.o. issued on June 13, 1997, by the Regional Court for the City of Warsaw, Commercial Court Branch XVI Commercial-Register Court, Section B Nr.
50506;
     - a letter from "Formus Polska" Sp. z o.o. dated October 21, 1997 (no reference number), regarding the number of subscriber termination terminals;

it was decided, that accordingly to the standing law and regulations as stated by the ruling dated November 23, 1990 regarding communications, "Formus Polska" Sp. z o.o. (is being issued) Concession and Permission as described in the beginning (of this document).

Because the term "agglomeration" is not an administrative term, the area of "aglomeration" is limited to "the territory of the city of Katowice,"

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 5

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------



The fee for the issuing of the concession is collected in polish zlotys, in the amount equivalent to 414,000 ECU (four-hundred fourteen thousand ECU), converted using the mean exchange rate for ECU issued by the National Bank of Poland on the date of payment. The payment was made to the account:

MINISTRY OF COMMUNICATIONS
NBP O/O WARSAW
ACCOUNT NR. 10101010-5526-223-1

The concession fee was determined accordingly to the paragraph 1. ust.1 of the ruling of the Minister of Communication dated October 9, 1995, regarding the amount of the fee and method of payment for issuing the concession for providing telecommunication and postal services and for the access to the tender documentation ..........

(new page #6)

 ..........(Dz.U. Nr.118, poz. 572 with changes in 1997, Dz.U. Nr. 116, poz. 748)
as stated in ust.1 pkt.4, ust.3 pkt.1 and ust.8 attachment Nr.1 to the above ruling - using the following split:

- accordingly to ust.1 pkt.4 of above mentioned attachment, for issuing Concession for providing data transmission services over the territory of the cities: Warszawa, Lodz, Gdansk, Gdynia, Sopot, Poznan, Wroclaw, Krakow, Szczecin, Bydgoszcz, Katowice - 313,800 ECU (three-hundred-thirteen thousand eight-hundred ECU),
- accordingly to ust. 3 pkt. 1 of above mentioned attachment, for issuing Concession for providing telephone services in the dedicated network - 100,000 ECU (one-hundred thousand ECU),
- accordingly to ust. 8 of above mentioned attachment, for issuing Concession for providing Internet network access using telecommunication networks of authorized operators - 200 ECU (two-hundred ECU).

The treasury fee for the issuing of the Permission in the amount of 500 PLN (five hundred zlotys) - accordingly to par. 50 pkt.1 ruling by the Minister of Finance, dated December 09, 1994, regarding the treasury fees (Dz.U. Nr. 136, poz. 705, changes DzU. Nr. 82 in 1996, poz. 381).

THIS DECISION IS FINAL UNDER THE PROCEDURES ON THE ADMINISTRATIVE PROCEEDINGS.

Unsatisfied, regarding this decision, party may submit an application to the Minister of Communication to review the issue again. The application must be submitted in 14 days from the date of delivery of this Concession and Permission (art. 127 par. 3 and art. 129 par. 2 of the Administrative Law Code). This decision issued as a result of second review of the issues, as stated by art. 127 par. 3 Administrative Law Code, can be contested by an action filed with the Superior Administrative Court in Warsaw no later than 30 days from the date of delivery of this decision, art. 35 ust.1 regarding art. 34 ust.1 ruling dated May 11, 1995, about Superior Administrative Court (Dz.U. Nr. 74 poz. 368, changes Dz.U. Nr. 104, poz. 515).

SEAL OF MINISTER OF COMMUNICATION
(ORIGINAL SIGNATURE BY PROF. DR. INZ. ANDRZEJ ZIELINSKI, MINISTER OF COMMUNICATIONS AS OF THE DATE OCTOBER 31, 1997)

(end of page #6)

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 6

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
          NOTE: This is a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

(page #7)


                                                                      Attachment
                                                to the Concession Nr. 300./97/TI
                              and to Permission by the Minister of Communication
                                                         dated October 31, 1997.


1. CONDITIONS FOR PERFORMING ACTIVITIES
1.1. TYPE AND SIZE OF NETWORK
1.1.1. Operator's network should be a digital or analog telecommunication network built accordingly to the Local Multipoint Distribution System (LMDS), based on equipment deployed in compliance to point 1 of this Concession and Permission and on the (telecommunications) links leased from the authorized operators.

1.1.2. Operator is obligated to inform National Telecommunications and Postal Inspection authorities about locations of its telecommunications equipment (network elements) no later than 7 days from its activation.

1.2. Conditions for providing services (fairness of business practices)
1.2.1. Operator is obligated to enter into a contract to provide services without any conditions to the other party for accepting or fulfilling any other obligation not related to the object of the contract, which will be not acceptable to the other party if it had a choice (of service provider).

1.2.2. Operator is obligated to enter into a contract to provide services without any conditions to the other party regarding a purchase of any assets from any persons or entities.

1.2.3. Operator providing telecommunication services which are not public services is obligated to define and publish the scope and specific conditions of that activity as well as define the questioning process.

1.2.4. Operator has the right to independently determine the fees for the telecommunication services which are the subject of Concession, with the restrictions imposed by the telecommunications law. The information about the fees should be published.

1.2.5. Operator is obligated to inform National Telecommunications and Postal Inspection about the fees and their changes for the telecommunication services.

(new page #8)

1.2.6. Operator is obligated to provide to the Minister of Communications or to authorized entities, the space, equipment and documents to facilitate any inspection as provided by the law.

1.2.7. Per Minister of Communications' request, Operator is obligated to provide all information needed to determine if the principles of fair competition between the operators operating in the same market are not violated, and in a case of violation, to immediate correction.

1.2.8. Provisioning of any international telecommunication services to Operator's subscribers can be achieved only through the telecommunication networks which belong to operators who are authorized to provide those services.

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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 7

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

1.2.9. Operator is obligated to submit, per request of the entities authorized by the Minister of Communication, any information regarding its activities as in accordance of this Concession and Permission, which has the merits to an assessment if the Operator is complying with the laws and regulations and the provisions of this Concession. All that information, if so stated by the Operator, will be considered proprietary and confidential.

1.2.10. Operator should keep, if it is possible, a separate books (accounting) regarding costs and revenues related to each of telecommunication service as provided.

1.2.11. Operator is obligated to conduct activities in accordance of the law and regulations of the Republic of Poland, and in the case of lack of them, accordingly to the guidelines and recommendations of the International Telecommunication Union (ITU) and ETSI norms.

1.3. BASIC TECHNICAL REQUIREMENTS REGARDING TELECOMMUNICATION NETWORK.

1.3.1. Synchronization of the Operator's network should be based on internal clock, with the capability to switch to a synchronization based on a central clock of the telecommunication network in the Republic of Poland, when that network's synchronization will be implemented.

1.3.2. Attributes for the interconnection between Operator's equipment and other operators' equipment regarding transmission should be implemented in accordance of standard interconnection points as defined by the regulations of the Republic of Poland, and in a case of their lacking, by recommendations of ITU and ETSI norms.

(new page #9)

1.3.3. Signaling used in the Operator's network should be implemented in accordance of requirements as defined by the regulations of the Republic of Poland, and in a case of their lacking, by recommendations of ITU and ETSI norms. Other types of signaling can be implemented at the interconnection points to other networks, as required by the needs and accordingly to agreements between the operators.

1.3.4. Operator's telecommunication network should be equipped in equipment providing for automatic supervision and network management. This equipment should allow to monitor the network and to control the telecommunication traffic, with provisioning for cooperation, accordingly to the standards as defined by the regulations of the Republic of Poland for that cooperation, with other operator's control and management centers.

1.3.5. Telecommunication equipment which is part of the stationary (fixed) telecommunication network should fulfill appropriate technical and operational requirements established by the rulings of the Minister of Communication.

2. CONDITIONS FOR COOPERATION WITH PUBLIC TELECOMMUNICATION NETWORKS

Operator will reach agreements with other operators regarding cooperation between telecommunication networks, billing, and will enter into appropriate contractual arrangements, which will be presented to the Minister of Communication shortly after their execution.

3. OBLIGATIONS TOWARD DEFENSE AND SECURITY OF THE STATE.

3.1. Operator's activity can not be conducted in any manner violating any current regulations regarding defense and security of the State or in a manner endangering defense and security interests of the State or public order.


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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 8

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------
3.2 Operator is obligated to perform tasks and provide telecommunication services in support of defense and security of the State, as well as during the natural disasters or extraordinary endangerment, accordingly to the law and regulations of the republic of Poland.

3.3 By separate agreements and contracts entered in with appropriate entities of the Departments of Defense, Interior, and Administration, as well as the Office of State Protection, which the Operator is not allow to refuse, the detailed conditions of performing duties and providing services in support of the security and defense of the State and of assisting those entities will be determined, in particular:

(new page #10)

-type and range of performed duties,
-type and range of provided services,
-method of providing assistance,
-organizational and technical requirements for cooperation, -principles and procedures of cooperation,
-principles of payment for the services.

3.4 Operator is obligated to provide services and assistance to the efforts of (State) attorney general or the court accordingly to the provisions of the Criminal Code.

3.5 In all phases of network development (planning, construction, operation) Operator is obligated to assure organizational and technical solutions facilitating implementing in its network tasks and services on behalf of the security and defense of the State, beginning on the day of commencement of services covered by the Concession.

3.6 Operator is obligated to maintain its network readiness to support the security and defense needs of the State, giving the first priority to the maintenance of equipment and communication links related to the operations in support of security and defense of the State.

3.7 During the crisis situation related to the security and defense of the State, Operator will assure appropriate cooperation to manage the network with authorized entities as defined in point 3.3.

4. ASSIGNMENT AND USE OF FREQUENCY:

4.1 Operator has the right, as a first user, to use for its LMDS system equipment, 1,000 MHz of radio spectrum from the 28 GHz frequency band spanning
27.5 - 29.5 GHz, for the point-multipoint links as well as for interconnection of base stations in the network. The equipment for point-to-point links will be able to operate in the bands designated for those services. (This provision shall be interpreted that the Operator has the right to request any spectrum which is designated for point-to-point links on as-needed basis. Also, it should be added that the Ministry of Communications agreed that the Operator can petition for the allocation of an additional 300 MHz of spectrum from the 28 GHz band, through an administrative process during which the period of 7 days after the delivery of Concession. Formus Polska is executing this option).

4.2 This Concession does not contain radio frequency assignment nor the permission for installation/deployment and use of transmit-receive radiocommunication equipment. This decision will be issued based on a separate application by the Operator.

(new page #10)


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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 9

                         FORMUS POLSKA - CONCESSION AND PERMISSION NO. 300/97/TI
             NOTE: This a "word-by-word" translation of the original (in Polish)
                   of the Concession as received. Added text, including comments and clarification remarks, is indicated by italic.
--------------------------------------------------------------------------------

5. FEES PAYABLE BY THE OPERATOR
5.1. Operator is obligated to pay fees stated in the telecommunication law, in particular to pay the annual fees for use of radio-lines, equipment and telecommunication networks, to the account:

                PANSTWOWA INSPEKCJA TELEKOMUNIKACYJNA I POCZTOWA
                  NBP O/O WARSZAWA, PL. POWSTANCOW WARSZAWY 4,
                        ACCOUNT NR. 10101010-6350-223-1

Independently of the above, Operator is obligated to pay separate fees for use of radiocommunication equipment deployed accordingly with the permissions issued through other proceeding as well as for frequency assignment to that equipment, accordingly to the invoices issued by the National Radiocommunication Agency (PAR), National Board, in Warsaw, to the accounts as indicated by PAR.

5.2. Operator will be informed about any changes in the bank accounts or changes regarding principles of fee payment by the National Telecommunication and Postal Inspection as well as by the National Radiocommunication Agency.

SEAL OF THE MINISTER OF COMMUNICATION
(ORIGINAL SIGNATURE BY PROF. DR. INZ. ANDRZEJ ZIELINSKI, MINISTER OF COMMUNICATIONS AS OF THE DATE OCTOBER 31, 1997)

                               (end of page #11)
                  (END OF CONCESSION AND PERMISSION DOCUMENT)


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                  FORMUS POLSKA - PROPRIETARY AND CONFIDENTIAL          PAGE 10

RZECZPOSPOLITA POLSKA
MINISTER OF COMUNICATION

DRR-ZK-4501-537/1088/98


                                                          FORMUS POLSKA Sp.z.o.o
                                                             Ul. Kopernika 28/26
                                                                   00-336 Warsaw

                       DECISION NUMBER T-585/K-300(1)/98

With reference to the article 155 statute, dated June 14th, 1960, under the procedural administration code (Dz. U. Z 1980r.Nr 9, poz.26 z pozn. Zm.) and also article 17 statute 1 p. 1 and article 2 p. 5 statute dated November 23rd 1990, relating to communications (Dz. U. Nr 117 z 1995r., poz.. 564 zm, Dz. U. Z 1996r. Nr 106, poz.496 zm. Dz. U. Z 1997r. Nr 43, poz272, Dz. U. Nr88,
poz.554, Dz.U. 106, poz.675, Dz. U. Nr 121, poz.770), after due consideration of the submission by Formus Polska Sp. z o.o., dated November 20th 1997, (without the reference) concerning amendments to the contents of concession Nr. 300/97/TI for providing telecommunication services in addition to permission for installation and utilization of telecommunication equipment dated October 31st 1997, relating to the extension to the radio spectrum from 100MHz to 1300MHz within the bandwidth 27,5-29,5 GHz, the following changes have been introduced to concession Nr.300/97/TI in addition to the award being granted by the Minister of Communication dated October 31st 1997.

In addition to concession Nr. 300/97/TI, and permission of the Minister of Communication dated October 31st 1997 point 4.1 has been amended as follows:
"4.1 Operator, as the first user, has the right to utilize his LMDS equipment for the system he provides, in a 1300MHz radio spectrum within the bandwidth 27,5-29,5 GHz. This applies to point and multi-point connection, in addition to between the base stations which work within the network. Equipment design for the radio communication type point to point, will be able to work in bandwidth prepared for this system.

                                 JUSTIFICATION

1. The Minister of Communications gave Formus Polska Sp.z.o.o. a concession Nr. 300/87/TI for providing telecommunication services and for installation and utilization of telecommunication equipment, dated October 31st 1997.

2. Formus Polska applied to the Minster of Communications with a request to extend the radio spectrum from 1000MHz to 1300Mhz within the bandwidth 27,5-29,5 GHz, dated November 20th 1997.

3. The opinion of the National Radiocommunication Agency refers to extension of the bandwidth up to 1300MHz (print nr. DSR-LRS-52625/296/98 dated 03.19.1998)

Under consideration of the present laws, and bearing in mind the rationale of the actual proposal above mentioned application this decision has been made accordingly.

This decision is final and actual as ordered by the present administration.

The fiscal fee for changes to the concession and permissions has been charged at (250PLN - two hundred and fifty zloty). Based on the article - *56 referring to *50 pkt. 1 relating to the Minister of Treasury decision dated December 9th 1994, about the fiscal fee (Dz.U.z 1994r. Nr. 136, poz 705 zm. Dz.U.z 1996r. Nr 82, poz. 381)

An unsatisfied party may turn to the Minister of Communication with a suggestion to review the case. The proposal must be submitted within 14 days from the day of receiving the concession and permission (article 127 *3 and article 129 *2 K.p.a.)

The party has the right to commence legal proceeding in the Main Administration Court in Warsaw, after the decision to review the case has been made. The parties then have 30 days from the date of delivery of the decision-article 35 passage 1 statute dated May 11th 1995 related to the Main Administration Court (Dz. U. Nr 74, poz. 368 z pozn. Zm.)


                                                                 Mark Zdrojewski
                                                       Minister of Communication